UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2020

LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in its charter)

Delaware Delaware	1-36756 1-12407	72-1449411 72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)
5321 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225)
926-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Lamar Advertising Company	Emerging growth company	☐

Lamar Media Corp.	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Lamar Advertising Company  ☐
Lamar Media Corp.   ☐

Item 8.01. Other Events.
On August 17, 2020, Lamar Advertising Company’s wholly owned subsidiary, Lamar Media Corp. (“Lamar Media”), issued a notice of redemption to redeem $267.5 million in aggregate principal amount (the “Redemption”) of its outstanding 5% Senior Subordinated Notes due 2023 (CUSIP No. 513075BE0) (the “Notes”) on September 16, 2020 (the “Redemption Date”). The Redemption is in addition to the previously announced redemption of the other $267.5 million in aggregate principal amount of the outstanding Notes, which will occur on August 31, 2020. Following the Redemption, none of the Notes will remain outstanding under the indenture.
The Redemption will be made in accordance with the terms of the indenture governing the Notes and the terms of the notice of redemption that is being sent to all registered holders of the Notes by The Bank of New York Mellon Trust Company, N.A., the trustee for the Notes (the “Trustee”). Copies of the notice of redemption may be obtained from the Trustee by calling
1-800-254-2826.
The redemption price will be 100.833% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to (but not including) the Redemption Date (the “Redemption Price”). The Redemption Price will be due and payable on the Redemption Date upon surrender of the Notes.
*    *     *
The information in this Current Report on Form
8-K
is for informational purposes only and is not an offer to purchase or sell or a solicitation of an offer to purchase or sell, with respect to the Notes or any other securities.
Forward-Looking Statements
This Current Report on Form
8-K
contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements included herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors and other factors affecting the operation of the businesses of Lamar Media. More detailed information about these factors may be found in the filings made by Lamar Advertising Company and Lamar Media with the Securities and Exchange Commission, including in the Risk Factors section of their combined Annual Report on Form
10-K
for the year ended December 31, 2019, and subsequently filed Quarterly Reports on Form
10-Q
and Current Reports on Form
8-K.
Neither Lamar Advertising Company nor Lamar Media is under any obligation, and expressly disclaims any such obligation, to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2020	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer and Treasurer

Date: August 17, 2020	LAMAR MEDIA CORP.

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer and Treasurer